UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2021

RUTH’S HOSPITALITY GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-51485	72-1060618
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 W. Canton Avenue, Ste. 100 Winter Park, FL		32789
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (407) 333-7440

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RUTH	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

Ruth’s Hospitality Group, Inc. will meet with investors and analysts at the virtual ICR Conference on January 11, 2021.  During these meetings, management will provide a business update for its fourth quarter of fiscal year 2020.

Fourth Quarter 2020 Update:

•

During the month of October 2020, the Company operated with 94% (72 of 77) of its Company-owned and managed restaurants open, which included 71 restaurants offering limited capacity dining service and one restaurant offering to-go and delivery service only.

•

Beginning in the second half of November, the Company faced an increasing number of local COVID-19 pandemic-related governmental restrictions, including all 14 of the Company’s California restaurants being limited to to-go and delivery service only.  At the end of the fourth quarter, 91% (70 of 77) of Company-owned and managed restaurants were open, which included 48 restaurants offering limited capacity dining service, three restaurants offering outdoor seating only, and 19 restaurants offering to-go and delivery service only.

•

93% (67 of 72) of the Company’s franchisee-owned restaurants were open as of the end of the fourth quarter, which included 60 restaurants offering limited capacity dining service, two restaurants offering outdoor seating only, and five restaurants offering to-go and delivery service only.

•

As of January 7, 2021, the Company’s cash balance was approximately $103.0 million, which includes a $20.2 million debt repayment during the fourth quarter.  The Company has $115.0 million of debt outstanding under its senior credit facility and outstanding letters of credit of $4.8 million.

The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RUTH’S HOSPITALITY GROUP, INC.

Date: January 11, 2021	By:	/s/ Kristy Chipman
Kristy Chipman
Executive Vice President and Chief Financial Officer